Business Combinations	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Business Combinations

4. BUSINESS COMBINATIONS

B2M Limited Partnership

In 2012, Hydro One entered into an agreement with the Chippewas of Nawash First Nation and the Chippewas of Saugeen First Nation, collectively referred to as the Saugeen Ojibway Nation (SON), where a noncontrolling equity interest in Hydro One’s new limited partnership, B2M LP, would be made available for purchase at fair value by the SON. B2M LP was formed by Hydro One in 2013 to hold most of the transmission lines and a licence to use the related land. These assets are associated with Hydro One’s Bruce to Milton Transmission Reinforcement Project, an electricity transmission line (Bruce to Milton Line) in southwestern Ontario, from the Bruce Power facility in Kincardine to Hydro One’s Milton Switching Station in the Town of Milton. Hydro One Networks will maintain and operate the Bruce to Milton Line in accordance with an operation and management services agreement. In November 2013, the OEB issued a Decision and Order granting B2M LP a transmission licence and granting Hydro One Networks leave to sell the relevant Bruce to Milton Line transmission assets to B2M LP.

On December 16, 2014, the relevant Bruce to Milton Line transmission assets totalling $526 million were transferred from Hydro One Networks to B2M LP. This was financed by 60% debt ($316 million) and 40% equity ($210 million). On December 17, 2014, the SON acquired a 34.2% equity interest in B2M LP for consideration of $72 million, representing the fair value of the equity interest acquired.

Part of the SON’s equity interest in B2M LP is in Class B units of B2M LP that have a mandatory put option. The put option requires that upon the occurrence of an enforcement event (i.e. an event of default such as a debt default by the SON or insolvency event), the SON has the ability to require Hydro One to purchase the Class B units of B2M LP for net book value on the redemption date.

The noncontrolling interest relating to the Class B units is classified on the Consolidated Balance Sheet as temporary equity because the redemption feature is outside the control of the Company. The balance of the noncontrolling interest is classified within equity. At December 31, 2014, the total noncontrolling interest was reduced by the 2014 net loss attributable to noncontrolling interest totalling $2 million, including $1 million relating to noncontrolling interest subject to redemption.

Acquisition of Norfolk Power

On August 29, 2014, Hydro One acquired 100% of the common shares of Norfolk Power, an electricity distribution and telecom company located in southwestern Ontario. The total purchase price for Norfolk Power, net of the long-term debt assumed and adjusted for preliminary working capital and other closing adjustments, is approximately $68 million.

The following table summarizes the preliminary determination of the fair value of the assets acquired and liabilities assumed:

(millions of Canadian dollars)
Working capital	6
Property, plant and equipment	56
Deferred income tax assets	1
Goodwill	40
Bank indebtedness	(3)
Derivative instruments	(3)
Long-term debt	(26)
Post-retirement and post-employment benefit liability	(1)
Environmental liability	(1)
Long-term accounts payable and other liabilities	(1)

68

The determination of the fair values of assets acquired and liabilities assumed has been based upon management’s estimates and certain assumptions with respect to the fair values of the assets acquired and liabilities assumed. The purchase agreement provides for final purchase price adjustments based on agreed working capital and other balances at the acquisition date which have not yet been finalized. The Company will continue to review information and perform further analysis prior to finalizing the total purchase price and therefore the actual total purchase price and the consequent impact on goodwill may differ from the amounts above.

Goodwill of approximately $40 million arising from the Norfolk Power acquisition consists largely of the synergies and economies of scale expected from combining the operations of Hydro One and Norfolk Power. All of the goodwill was assigned to Hydro One’s Distribution Business segment. None of the goodwill recognized is expected to be deductible for income tax purposes.

Norfolk Power contributed revenues of $18 million and net income of less than $1 million to the Company’s consolidated financial results for the year ended December 31, 2014.

All costs related to the acquisition have been expensed through the Consolidated Statements of Operations and Comprehensive Income. The disclosure of Norfolk Power’s pro forma information is immaterial to the Company’s consolidated financial results for the year ended December 31, 2014.

Woodstock Hydro Purchase Agreement

On May 21, 2014, Hydro One reached an agreement with the City of Woodstock to acquire 100% of the common shares of Woodstock Hydro Holdings Inc. (Woodstock Hydro), an electricity distribution company located in southwestern Ontario. The acquisition is pending a regulatory decision from the OEB. The purchase price for Woodstock Hydro will be approximately $29 million, subject to final closing adjustments. The transaction is anticipated to be completed in 2015. In anticipation of the Woodstock Hydro acquisition, the Company made a refundable deposit totalling $2 million, which is recorded in prepaid expenses and other assets on the Consolidated Balance Sheet.

Haldimand Hydro Purchase Agreement

On June 10, 2014, Hydro One reached an agreement with Haldimand County to acquire 100% of the common shares of Haldimand County Utilities Inc. (Haldimand Hydro), an electricity distribution and telecom company located in southwestern Ontario. The acquisition is pending a regulatory decision from the OEB. The purchase price for Haldimand Hydro will be approximately $65 million, subject to final closing adjustments. The transaction is anticipated to be completed in 2015. In anticipation of the Haldimand Hydro acquisition, the Company made a refundable deposit totalling $3 million, which is recorded in prepaid expenses and other assets on the Consolidated Balance Sheet.